Alterra Healthcare Corporation

ITEM 6.     EXHIBITS AND REPORTS ON FORM 10-Q

      (a)     Exhibits:

      10.1     Guaranty of Lease and Letter of Credit Agreement dated as of October 7, 2002 by and between Alterra Healthcare Corporation and JER/NHP Senior Living Acquisition, LLC.

      10.2     Letter of Credit Agreement dated as of October 7, 2002 by and between JER/NHP Senior Living Acquisition, LLC and ALS Leasing, Inc.

      10.3     Master Lease (Alterra Pool 2) dated as of October 7, 2002 by and between JER/NHP Senior Living Acquisition, LLC and ALS Leasing, Inc. (exhibits and schedules to this agreement have been omitted; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules.)

      10.4      Memorandum of Understanding dated as of October 7, 2002 by and between Registrant, ALS Leasing, Inc. and JER/NHP Senior Living Acquisition, LLC.

      10.5     Stock Pledge Agreement dated as of October 7, 2002 by and among Registrant and JER/NHP Senior Living Acquisition, LLC.

      10.6     Collateral Disposition Agreement as of October 8, 2002 by and among ALS Holdings, Inc., ALS Wisconsin Holdings, Inc., Alterra Healthcare Corporation, Washington Mutual Bank, N.F., U.S. Bank National Association and AmSouth Bank (as defined in the Agreement) (certain exhibits and schedules to this agreement have been omitted; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules)

      10.7     Amendment No. 2 to Forbearance and Collateral Account Agreement as of October 8, 2002 by and among ALS Holdings, Inc., Alterra Healthcare Corporation, Washington Mutual Bank, N.F., U.S. Bank National Association and AmSouth Bank.

      10.8     Assumption, Extension and Modification Agreement dated as of July 26, 2002 by and among ALS West, Inc., AHC West, Inc., Guaranty Bank and Alterra Healthcare Corporation.

      10.9     Fourth Amendment to Loan Agreement and Forbearance Agreement dated November 5, 2002 Capital Company of America LLC, ALS-Venture II, Inc., Alterra Healthcare Corporation, and ALS-Clare Bridge, Inc.

      99.1     Certification of Chief Executive Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      99.2     Certification of Chief Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.